UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2011 (March 21, 2011)

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

476 Rolling Ridge Drive, Suite 300

State College, Pennsylvania 16801

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 21, 2011, the Audit Committee of Rex Energy Corporation (referred to herein as “our” and “we”) dismissed Malin, Bergquist & Company, LLP (“Malin Bergquist”) as our independent registered public accounting firm. By written consent effective March 23, 2011, the Audit Committee approved the appointment of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2011.

The reports of Malin Bergquist on our consolidated financial statements as of December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2010 and 2009 and through March 21, 2011, there were no disagreements with Malin Bergquist on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malin Bergquist, would have caused Malin Bergquist to make reference thereto in its reports on the financial statements for such periods. During this time, there have been no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that Malin Bergquist furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Malin Bergquist’s letter, dated March 25, 2011, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2010 and 2009, and in connection with our joint ventures with Williams Production Company, LLC, Williams Production Appalachia and Sumitomo Corporation, we consulted with KPMG LLP regarding the application of ASC 932, Extractive Industries — Oil and Gas, with respect to the treatment of amounts paid to us from our joint venture partners in addition to the proper treatment of carried interests. In connection with the formation of our less-than-wholly owned subsidiaries Keystone Midstream Services, LLC and Water Solutions Holdings, LLC, we consulted with KPMG LLP regarding the application of ASC 323, Investments — Equity Method and Joint Ventures, and ASC 810, Consolidation, with respect to the determination of primary beneficiaries, the accounting for variable interest entities, and the application of the equity method of accounting and consolidation guidance. Decisions regarding the accounting treatment of these items were made by us with consideration given to the interpretive guidance provided by KPMG LLP related to the application of applicable accounting principles and our accounting for the above mentioned matters was consistent with the views provided by KPMG LLP. We also consulted with Malin Bergquist regarding the above mentioned matters and our accounting for these matters was consistent with the views provided by Malin Bergquist.

Except for the consultations described in the preceding paragraph, during the fiscal years ended December 31, 2010 and 2009 and through March 23, 2011, we have not consulted with KPMG LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us nor oral advice was provided to us by KPMG LLP that KPMG LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(2)(ii)(D) of Regulation S-K, we requested that KPMG LLP review the disclosure required by Item 304(a) of Regulation S-K included in this Current Report on Form 8-K and furnish us with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of our expression of its views, or the respect in which it does not agree with the statements made by us in response to Item 304(a) of Regulation S-K. A copy of the letter dated March 25, 2011, is filed as Exhibit 16.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title

16.1	Letter from Malin, Bergquist & Company, LLP dated March 25, 2011.

16.2	Letter from KPMG LLP dated March 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

	By:	/s/ Daniel J. Churay
Dated: March 25, 2011	Name:	Daniel J. Churay
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

16.1	Letter from Malin, Bergquist & Company, LLP dated March 25, 2011.

16.2	Letter from KPMG LLP dated March 25, 2011.